                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): July 30, 1997


                          AMERICAN HEALTHCHOICE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

     33-30677-NY                                       11-2931252
(Commission File No.)                      (I.R.S. Employer Identification No.)

              1300 West Walnut Hill Lane, Suite 275, Irving, Texas
                    (Address of Principal Executive Offices)

                                     75038
                                   (Zip Code)

                                 (972) 751-1900
              (Registrant's Telephone Number, Including Area Code)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 30, 1997, the Registrant engaged BDO Seidman, LLP, to act as the Registrant's independent certified public accountant. BDO Seidman, LLP replaces Hein + Associates LLP who the Registrant terminated its relationship with on July 29, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Irving, State of Texas, on August 1, 1997.

                                       AMERICAN HEALTHCHOICE, INC.

                                         By: /s/  Jay R. Stucki
                                             ----------------------------------
                                                  Jay R. Stucki
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)